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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 April 19, 1995


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)

     DELAWARE                       0-5751                       95-2594724
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)

       4350 VON KARMAN AVENUE, SUITE 280, NEWPORT BEACH, CALIFORNIA     92660
                (Address of principal executive offices)              (zip code)

                                 (714) 798-0460
              (Registrant's telephone number, including area code)

Exhibit Index on Page 3 of 4


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ITEM 5.  OTHER EVENTS

On April 19, 1995, the Company announced that an accredited investor had acquired, through private placement, 150,000 shares of restricted Common Stock of the Company for $6.50 per share.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

Exhibit No.       Description
- -----------       ------------

10.61 Common Stock Purchase Agreement dated April 15, 1995 between the Company and James R. Moriarty, an individual, (filed herewith).

99.5 Press release of the Company dated April 19, 1995 announcing the private placement.

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EXHIBIT INDEX

Exhibit No.       Description
- -----------       ------------

10.61 Common Stock Purchase Agreement dated April 15, 1995 between the Company and James R. Moriarty, an individual, (filed herewith).

99.5 Press Release of the Company dated April 19, 1995 announcing the private placement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMPREHENSIVE CARE CORPORATION
                                                  (Registrant)

                                          By: /s/ Kerri Ruppert
                                              ----------------------------------
                                              Kerri Ruppert, Vice President and
                                              Chief Accounting Officer
                                              (Principal Accounting Officer)

June 12, 1995

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